EXHIBIT     DESCRIPTION

EX-99.B1 Amended and Restated Articles of Incorporation dated July 30, 1997, are included herein.

EX-99.B2 Amended and Restated Bylaws dated May 31, 1995, are incorporated herein by reference to Exhibit 2(c) of Post-Effective Amendment No. 17 filed on February 26, 1996 (Accession # 827060-96-000009).

EX-99.B3    Not applicable.

EX-99.B4 a) A specimen copy of the American Century Global Gold Fund share certificate is incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 2 filed July 12, 1988.

            b) A specimen copy of the American Century Income & Growth Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No 5 filed March 1, 1991.

            c) A specimen copy of the American Century Equity Growth Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No 5 filed March 1, 1991.

            d) A specimen copy of the American Century Utilities Fund share certificate is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 11 filed February 28, 1993.

            e) A specimen copy of the American Century Global Natural Resources Fund share certificate is incorporated herein by reference to
            Exhibit 4(e) to Post-Effective Amendment No. 13 filed.

EX-99.B5 a) Investor Class Investment Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

            b) Advisor Class Investment Management Agreement between American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 27 to the Registration Statement for American Century Target Maturities Trust, filed August 29, 1997.

            c)  Institutional  Class  Investment  Management  Agreement  between
            American Century Quantitative Equity Funds and American Century Investment Management, Inc., dated August 1, 1997, is included herein.

EX-99.B6 Distribution Agreement between American Century Quantitative Equity Funds and American Century Investment Services, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B8 Custodian Agreement between American Century Quantitative Equity Funds and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century Quantitative Equity Funds and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment #33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered, dated February 27, 1997, is incorporated herein by reference to Rule 24f-2 Notice filed on February 27, 1997 (Accession
            # 827060-97-000004).

EX-99.B11   Consent  of  KPMG  Peat  Marwick  LLP,  independent   auditors,   is
            incorporated  herein by  reference  to Exhibit 11 of  Post-Effective
            Amendment No. 19 to the Registration  Statement,  filed on April 30,
            1997 (Accession #827060-97-000007).

EX-99.B14   a) American Century Individual  Retirement  Account plan,  including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No.
            9 filed October 3, 1992.

            b) American Century Pension/Profit-Sharing plan, including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed October 3, 1992.

EX-99.B15   Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (Advisor Class) dated August 1, 1997, is incorporated herein by reference to Exhibit 15 of Post-Effective
            Amendment No. 27 to the Registration  Statement for American Century
            Target Maturities Trust, filed August 29, 1997.

EX-99.B16   Schedule for computation of each performance  quotation  provided in response to Item 22 is  incorporated  herein by reference to Exhibit
            16 of Post-Effective Amendment No. 19 to the Registration Statement, filed April 30, 1997 (Accession #827060-97-000007).

EX-99.B17   Power of Attorney dated February 28, 1997, is incorporated herein by reference to Exhibit 17 of  Post-Effective  Amendment  No. 19 to the
            Registration   Statement,    filed   April   30,   1997   (Accession
            #827060-97-000007).

EX-99.B18   Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997,  is  incorporated   herein  by  reference  to  Exhibit  15  of
            Post-Effective  Amendment No. 27 to the  Registration  Statement for
            American Century Target Maturities Trust, filed August 29, 1997.

EX-27.1.1   FDS - American Century Global Gold Fund

EX-27.1.2   FDS - American Century Income & Growth Fund

EX-27.1.3   FDS - American Century Equity Growth Fund

EX-27.1.4   FDS - American Century Utilities Fund

EX-27.1.5   FDS - American Century Global Natural Resources Fund